PEOPLES FINANCIAL SERVICES CORP.

50 MAIN STREET
HALLSTEAD, PA 18822

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME...........................................................	8:30 a.m. E. S. T., on Saturday, April 24, 2004
PLACE........................................................	Harford Fire Company Harford, PA
ITEMS OF BUSINESS...............................	(1)	To elect two Class III Directors to hold office for three years from the date of election and until their successors shall have been elected and qualified.
.....................................................................	(2)	To elect one Class I Director to hold office for one year from the date of election to complete the term of a retiring Director and until a successor shall have been elected and qualified.
.....................................................................	(3)	To ratify the appointment by the Board of Directors for Beard Miller Company LLP, Certified Public Accountants and Consultants, as the independent auditors for the year ending December 31, 2004.
.....................................................................	(4)	To transact such other business as may properly be presented at the Meeting and any adjournment or postponement thereof.
RECORD DATE.........................................	Holders of Common Shares of record at the close of business on February 27, 2004 are entitled to vote at the Meeting.
ANNUAL REPORT....................................	The Company's 2003 Annual Report, which is not a part of the proxy soliciting material, is enclosed.
PROXY VOTING.......................................

It is important that your Shares be represented and voted at the Meeting. Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope furnished for that purpose. Any proxy may be revoked in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the Meeting.

JOHN W. ORD PRESIDENT AND CEO

March 21, 2004

TABLE OF CONTENTS

PROXY STATEMENT .......................................................................................................................	3
Proxies.........................................................................................................................................	3
Required Vote..............................................................................................................................	3
Cost of Proxy Solicitation ..........................................................................................................	4
Advance Notice Procedures........................................................................................................	4
Shareholder Communications......................................................................................................	4
GOVERNANCE OF THE COMPANY .............................................................................................	5
Committees of the Board of Directors........................................................................................	5
Compensation of Directors.........................................................................................................	6
Compensation Committee Interlocks and Insider Participation.................................................	7
Relationship with Independent Public Accountants..................................................................	7
Section 16(a) Beneficial Ownership Reporting Compliance.....................................................	7
SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS..................................................	7
ELECTION OF DIRECTORS............................................................................................................	8
Nominee for Term Expiring in 2005.........................................................................................	9
Nominees for Terms Expiring in 2007......................................................................................	9
Directors Whose Terms Will Expire in 2005............................................................................	10
Directors Whose Terms Will Expire in 2006............................................................................	10
EXECUTIVE COMPENSATION.....................................................................................................	10
Summary Compensation Table.................................................................................................	11
Board Compensation Committee Report on Executive
Compensation.......................................................................................................................	12
Option Grants in Last Fiscal Year.............................................................................................	15
Equity Compensation Plans......................................................................................................	15
Retirement Plans.......................................................................................................................	15
Performance Graph...................................................................................................................	16
Executive Employment Agreements.........................................................................................	17
Relationships and Other Related Transactions.........................................................................	17
REPORT OF THE AUDIT COMMITTEE.......................................................................................	18
Charter of the Audit Committee of the Board of Directors......................................................	18
DIRECTORS AND EXECUTIVE OFFICERS................................................................................	19
OTHER MATTERS...........................................................................................................................	20
EXHIBIT 1.........................................................................................................................................	21
EXHIBIT 2.........................................................................................................................................	24

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PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Peoples Financial Services Corp., parent company of Peoples National Bank, for use at the Company’s Annual Meeting of Shareholders to be held on April 24, 2004, (the “Meeting”) at 8:30 a.m. E.S.T. at the Harford Fire Company, Harford, Pennsylvania. The Proxy Statement and the accompanying proxy are first being mailed to Shareholders of the Company on or about March 21, 2004.

PROXIES

The execution and return of the enclosed proxy will not affect a Shareholder’s right to attend the Meeting and vote in person. Any Shareholder giving a proxy may revoke it at any time before it is exercised by submitting written notice of its revocation of a subsequently executed proxy to the Secretary of the Company, Debra E. Dissinger, 50 Main Street, P0 Box A, Hallstead, Pennsylvania, 18822, or by attending the Meeting and electing to vote in person after giving written notice thereof to the Secretary of the Company. Shareholders of record at the close of business on February 27, 2004 are entitled to notice of, and to vote at, the Meeting. On that date, the Company had 3,165,623 shares of common stock outstanding (the “Common Stock”), par value $2.00 per share, each of which will be entitled to one vote at the Meeting.

If the enclosed proxy is appropriately marked, signed, and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked thereon. Any proxy not specifying to the contrary will be voted FOR the election of the nominees for Class III Directors, FOR the election of the Class I Director, and FOR the appointment of Beard Miller Company LLP, Certified Public Accountants and Consultants, as the independent auditors for the year ending December 31, 2004.

Shares represented by properly executed proxies on the accompanying form will be voted FOR the nominees of the Board of Directors named unless otherwise specified on the proxy by the Shareholder. Any Shareholder who wishes to withhold authority from the proxyholders to vote for the election of Directors or to withhold authority to vote for any individual nominee may do so by marking his or her proxy to that effect. No proxy may be voted for a greater number of persons than the number of nominees named. If any nominee should become unable to serve, the persons named in the proxy may vote for another nominee. The Company’s Board of Directors and management, however, have no present reason to believe that any nominee listed will be unable to serve as a Director, if elected.

REQUIRED VOTE

°

The presence, in person or by proxy, of the holders of a majority of the Shares entitled to vote generally for the election of Directors is necessary to constitute a quorum at the Meeting. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have

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discretionary voting power with respect to that item and has not received instructions from the beneficial owner.
°

Directors are elected by a plurality of the votes cast at the meeting. The affirmative vote of the holders of a majority of the votes cast at the meeting is required to ratify the appointment by the Board of Directors for Beard Miller Company LLP, Certified Public Accountants and Consultants, as the independent auditors for the year-ending December 31, 2004. Abstentions and broker “non-votes” will not be considered as votes cast for purposes of the Meeting.

COST OF PROXY SOLICITATION

The expense of soliciting proxies will be borne by the Company. It is expected that the solicitation of proxies will be primarily by mail. The Company’s Directors, Officers and Employees may also, but without compensation other than their regular compensation, solicit proxies by further mailings or personal conversations, or by telephone, fax, or other electronic means.

ADVANCE NOTICE PROCEDURES

The By-Laws of the Company permit nominations for election to the Board of Directors to be made by the Board of Directors or by any Shareholder of the Company. All nominations are referred to the Board of Directors for consideration. The By-Laws require that any nomination for Director by a Shareholder (other than by the Board of Directors) must be made by notice, in writing, delivered to the Secretary of the Company not less than 60 days prior to the date of a Shareholders’ Meeting.

Any Shareholder proposal for consideration at the Company’s Annual Meeting of Shareholders to be held in 2005 must be received by the Company at its principal office not later than December 3, 2004, in order to be considered at the 2005 Annual Meeting of Shareholders. A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Corporate Secretary, PO Box A, Hallstead, PA 18822.

SHAREHOLDER COMMUNICATIONS

Highlights of the Meeting will be included in a quarterly report to Shareholders following the Meeting. You can obtain a transcript of the Meeting by writing to Shareholders’ Meeting Transcript Requests, 50 Main Street, PO Box A, Hallstead, PA 18822.

As a Shareholder, your comments pertaining to any aspect of Company business are welcome. You can send written communications directly to the Board of Directors, or any member individually, by addressing the envelope as such and mailing it to 50 Main Street, PO Box A, Hallstead, PA 18822.

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GOVERNANCE OF THE COMPANY

Pursuant to the Pennsylvania General Corporate Law and the Company’s By-Laws, the business, property and affairs of the Company are managed under the direction of the Board of Directors. Members of the Board are kept informed of the Company’s business through discussions with the CEO and Officers, by reviewing materials provided to them, and by participation in meetings of the Board and its committees.

During 2003, all of the Directors of the Company attended at least 75% of the aggregate of all meetings of the Company’s and the Bank’s Boards of Directors and Board committees on which they served.

COMMITTEES OF THE BOARD OF DIRECTORS

The Company’s Board of Directors met five times during 2003 and the Bank’s Board of Directors met 12 times during 2003.

The Company’s Board of Directors is authorized, under the Company’s By-Laws, to create an Executive Committee and other Board committees. At present, no committees have been established, and all committee functions are performed by committees of the Bank’s Board. The Bank’s Board has eight standing committees — Executive, Compensation, Audit/Compliance, Asset/Liability, Human Resources and Marketing, Loan Administration, Branch, and Nominating.

The Executive Committee of the Bank met one time during 2003. It is a fixed committee comprised of the Chairman, the Vice Chairman, the President/CEO and one Board Member at Large. The Board Member at Large was George H. Stover, Jr. This committee may exercise the authority of the Bank’s Board to the extent permitted by law during intervals between meetings of the Board. The Executive Committee of the Bank may also be assigned other duties by the Bank’s Board.

The Compensation Committee of the Bank met one time during 2003. This committee reviews and recommends compensation policies and plans. Gerald R. Pennay was the Chairman of the Committee. The other Committee members were Jack M. Norris, John W. Ord and George H. Stover, Jr. Mr. Ord is the current President and CEO of Peoples National Bank. While Mr. Ord was specifically excluded from any Committee discussion concerning his own compensation, he does participate in the Committee’s discussion concerning other key Executives’ compensation. See Exhibit 1.

The Audit/Compliance Committee of the Bank met four times during 2003. It supervises the compliance and internal audit program of the Bank and recommends the appointment of, and serves as the principal liaison between, the Board and the Company’s independent accountants. The Audit/Compliance Committee also reports to the Board on the general financial condition of the Bank. During the year, the Board examined the composition of the Audit Committee and confirmed that the members of the Audit Committee are “independent” as defined by the Securities and Exchange Commission.

The Asset/Liability Committee of the Bank met 12 times during 2003. It monitors and helps control the Bank’s risk position by recommending the allocation of funds within guidelines for rate sensitivity, time deposits, liquidity, Federal Funds borrowing, loans, investments, dividends and tax position. The Asset/Liability Committee is responsible for developing such guidelines, guiding the Bank’s investments, and coordinating the Bank’s budget process.

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The Human Resources and Marketing Committee of the Bank met four times during 2003. It is responsible for sound human resources management (e.g., in employment, compensation, and performance appraisals). This Committee is also responsible for evaluation, planning and supervision of the marketing of the Bank’s products and services and also oversees community relations and other public relations activities.

The Loan Administration Committee of the Bank met four times during 2003. It assists the Bank’s Board of Directors in discharging its responsibility for the lending activities of the Bank by reviewing loans, lines of credit, floor plans, and compliance. The Loan Administration Committee recommends lending authorizations and is responsible for assuring that the Bank’s loan activities are carried out in accordance with loan policies. The Loan Administration Committee is also responsible for ensuring the adequacy of the Bank’s loan loss reserve.

The Branch Committees of the Bank each met 10 times during 2003. There is one committee assigned to each branch of the Bank. These Committees are responsible for monitoring the operations, goals, and profitability of the branches.

The Nominating Committee of the Bank met one time during 2003. It is a committee comprised of the Chairman, Vice Chairman, and one Board Member at Large. The 2003 Board Member at Large was George H. Stover, Jr. The members of this committee are independent directors as defined in the Nasdaq listing standards. See Exhibit 2.

COMPENSATION OF DIRECTORS

Each member of the Board of Directors receives $500 for each Bank Board meeting and committee members receive $200 for each committee meeting they attend. Mr. Ord is not compensated for committee meetings. All Outside Directors receive a retainer of $1,200 per year. Effective May 1, 2003, the retainer was increased to $200 per month and on June 1, 2003, was increased to $600 per month, payable in advance quarterly. The Chairman of the Board receives an additional $250 per month. Each member of the Board of Directors received $600 profit sharing based on results of 2003.

DIRECTORS STOCK OPTIONS

On June 2, 2003 each Director received an option to purchase 250 shares of Common Stock pursuant to the Company’s 1998 Stock Option Plan. These options have an exercise price of $27.50, a five-year vesting term, and will expire ten years from the date of the grant.

DIRECTORS LIFE INSURANCE

Each Director has $50,000 of split dollar life insurance with premiums paid by the Bank. The total of premiums paid in 2003 was $9,232.91. Under this split dollar life insurance agreement, the Company will receive an amount from the cash value of death proceeds of the policy equal to its premium advances. In view of recent changes in the rules for split dollar insurance, those directors with split dollar insurance either terminated their policies as of 12/31/03 or will reimburse the Bank for premiums paid previously by the Bank. Termination of coverage resulted in cash surrender proceeds paid to the Bank to cover previous premium payments.

DIRECTORS HEALTH INSURANCE

Heath insurance is provided to Directors under the same terms and conditions as the Employees of the Bank. The total of premiums paid by the Bank in 2003 was $4,802. Effective with the new health insurance for employees, which began June 1, 2003, outside directors were no longer eligible for coverage.

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DIRECTORS RETIREMENT

The Company provides a retirement benefit to its non-employee directors. The plan requires a minimum of ten years of service. After the tenth year, the director is granted an annual retirement distribution of $150 times the director’s number of years of service on the Board. This benefit is payable to the Director or beneficiary for a ten-year period following retirement. The Company has a mandatory retirement age of 70. During 2003, the company charged $21,897 to expenses for this benefit.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
PARTICIPATION

John W. Ord is the only employee serving on the Compensation Committee of the Board of Directors. Mr. Ord is excluded from any discussion concerning his own compensation.

RELATIONSHIP WITH INDEPENDENT PUBLIC
ACCOUNTANTS

Representatives of Beard Miller Company LLP, the accounting firm which examined the financial statements, are expected to be present at the Annual Meeting and will be afforded an opportunity to make a statement if they desire to do so. The representatives of Beard Miller Company LLP will be available to respond to appropriate questions concerning the Annual Report presented by the Shareholders at the Annual Meeting.

SECTION 16 (a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16 (a) of the Securities Exchange Act of 1934 requires the Company’s Directors and Executive Officers to file reports of holdings and transactions in Shares with the SEC. Based on Company records and other information, the Company believes that all SEC filing requirements applicable to its Directors and Executive Officers with respect to the Company’s 2003 fiscal year were met.

SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS

The following table sets forth information concerning the beneficial ownership of the Company’s Common Shares as of 12/31/03, for: (a) each incumbent Director and each of the nominees for Director; (b) the most highly compensated Executive Officer who is not also a Director; and (c) the Directors and Executive Officer as a group. Except as otherwise noted, the named individuals or family members had sole voting and investment power with respect to such securities.

Beneficial Owners and Management DIRECTORS AND EXECUTIVE OFFICERS	Amount and Nature of *Beneficial Ownership	Percent of Common Class
Gerald R. Pennay	35,035	1.11%(1)
John W. Ord	69,774	2.20%(2)
Thomas F. Chamberlain	11,687	.37%(3)
Jack M. Norris	17,189	.54%(4)
George H. Stover, Jr	77,099	2.44%(5)

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Debra E. Dissinger	15,394	.49%(6)
Russell D. Shurtleff	14,449	.46%(7)
Richard S. Lochen, Jr.	2,379	.08%(8)
All Directors and Executive Officers as
a Group	243,006	7.69%

*The securities “beneficially owned” by an individual are determined in accordance with the definitions of “beneficial ownership” set forth in the general rules and regulations of the Securities and Exchange Commission and may include securities owned by or for the individual’s spouse, minor children and any other relative who has the same home, as well as securities that the individual has or shares voting or investment power, or has the right to acquire beneficial ownership within sixty (60) days after February 27, 2004. Beneficial ownership may be disclaimed as to certain of the securities. All numbers have been rounded to the nearest whole number.

(1)	Includes 15,205 shares held jointly with spouse. Includes stock option grants of 4,187 shares.

(2)	Includes 13,047 shares of the Company’s Employee Stock Ownership Plan (“ESOP”) which have been allocated to Mr. Ord’s account. All other Shares are held jointly with spouse. Includes stock option grants of 5,125 shares.

(3)	Includes 1,131 shares held jointly with spouse. Includes stock option grants of 4,187 shares.

(4)	Includes 11,028 shares held jointly with spouse. Includes stock option grants of 4,187 shares.

(5)	All shares are held jointly by spouse. Includes stock option grants of 4,187 shares.

(6)	Includes 11,268 shares of the Company’s ESOP which have been allocated to Ms. Dissinger’s account. All other shares are held jointly with spouse. Includes stock option grants of 3,937 shares.

(7)	Includes 418 shares held jointly with wife and 235 shares held jointly with son. Includes stock option grants of 2,800 shares.

(8)	All shares are held jointly with wife. Includes stock option grants of 775 shares.

ELECTION OF DIRECTORS

The By-Laws of the Company provide that the Company’s business shall be managed by a Board of Directors of not less than five, and not more than twenty-five persons. The Board of Directors of the Company, as provided in the Company’s By-Laws, is divided into three classes: Class I, Class II, and Class III, with each class being as nearly equal in number as possible. The Board of Directors of the Company presently consists of seven members. The term of office of the one Class I Director and the two Class III Directors elected at the Meeting will expire on the date of the Company’s Annual Meeting of Shareholders in 2005 and 2007, respectively. The term of office of each continuing Director in Class I and Class II will expire on the date of the Company’s Annual Meeting of Shareholders in 2005 and 2006, respectively.

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The person named in the enclosed proxy intends to vote such proxy FOR the election of each of the three nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a Director will continue in office until his or her successor has been duly elected and qualified, or until the earliest of his or her death, resignation or retirement.

The Board of Directors has proposed the following nominees for election as Directors at the Annual Meeting.

NOMINEES FOR TERM EXPIRING AT THE ANNUAL MEETING TO BE HELD IN THE YEAR 2005:

RICHARD S. LOCHEN, JR.

NOMINEES FOR TERMS EXPIRING AT THE ANNUAL MEETING TO BE HELD IN THE YEAR 2007:

GERALD R. PENNAY
THOMAS F. CHAMBERLAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE-NAMED NOMINEES FOR ELECTION AS DIRECTORS.

The Company expects each nominee for election as a Director at the Annual Meeting to be able to serve if elected. If any nominee is unable to serve if elected, proxies may be voted for a substitute nominee selected by the Board of Directors.

The principal occupation and certain other information, as of the Annual Meeting record date, are set forth regarding such nominees and other Directors whose terms of office will continue after the Annual Meeting. Information about the Share ownership of the nominees and other Directors can be found on page 7.

                        NOMINEE FOR TERM EXPIRING IN 2005

RICHARD S. LOCHEN, JR., Director of Peoples Financial Services Corp. and Peoples National Bank since 2003. Certified Public Accountant since 1995. Committees: Member of the Bank's Hop Bottom/Nicholson Branch Committee, Loan Committee, Human Resources/Marketing Committee and Chairman of the Audit Committee. Age: 40

                       NOMINEES FOR TERMS EXPIRING IN 2007

GERALD R. PENNAY, Director of Peoples Financial Services Corp. since 1986 and Director of Peoples National Bank since 1985. Owner, Gerald R. Pennay & Son Auctioneers located in Hop Bottom, Pennsylvania, since 1958. Committees: Member of the Bank’s Executive Committee, Compensation Committee, Nominating Committee, Hop Bottom/Nicholson Branch Committee, Audit/Compliance Committee, Human Resources/Marketing Committee and Chairman of the Loan Committee. Age: 68

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THOMAS F. CHAMBERLAIN, Director of Peoples Financial Services Corp. and Peoples National Bank since 1994. Nationwide Insurance Agent since 1972. Committees: Member of the Bank’s Hallstead Branch Committee, and Chairman of the Asset/Liability Committee. Age:55

                       CLASS I DIRECTORS TERMS EXPIRING IN 2005

JACK M. NORRIS, Director of Peoples Financial Services Corp. since 1986 and of Peoples National Bank since 1985. Retired as owner of B. K. Norris, a beverage distributor located in Susquehanna, Pennsylvania, in 1995. Committees: Member of the Bank’s Executive Committee, Susquehanna Branch Committee, Compensation Committee, Nominating Committee, Audit/Compliance Committee, Loan Committee, and Chairman of the Human Resources/Marketing Committee. Age: 70

GEORGE H. STOVER, JR., Director of Peoples Financial Services Corp. and Peoples National Bank since 1992. Real Estate Appraiser since 1972. Committees: Member of the Bank’s Hallstead Branch Committee, Executive Committee, Compensation Committee, Nominating Committee and Asset/Liability Committee. Age: 57

                       CLASS II DIRECTORS TERMS EXPIRING IN 2006

JOHN W. ORD, Director of Peoples Financial Services Corp. since 1986 and of Peoples National Bank since 1969. President and Chief Executive Officer of the Company and of the Bank since 1974. Committees: Bank’s Executive Committee, and Compensation Committee. Age: 63

RUSSELL D. SHURTLEFF, Director of Peoples Financial Services Corp. and Peoples National Bank since 2000. Attorney at Law since 1988. Committees: Member of the Bank’s Tunkhannock/Meshoppen Branch Committee and Asset/Liability Committee. Age: 41

EXECUTIVE COMPENSATION

The following table sets forth information concerning total compensation earned or paid to the Chief Executive Officer and the Executive Vice President who are the most highly compensated officers of the Company.

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SUMMARY COMPENSATION TABLE
ANNUAL COMPENSATION

NAME AND PRINCIPAL POSITION	YEAR	SALARY		BONUS		OTHER ANNUAL COMPEN- SATION		NUMBER OF STOCK OPTIONS GRANTED
John W. Ord	2003	$156,600	(1)	$36,100	(2)	$137,071	(3)	250
President/Chief	2002	$146,400	(1)	$33,619	(2)	$125,491	(3)	750
Executive Officer	2001	$139,400	(1)	$61,109	(2)	$101,504	(3)	750

Debra E. Dissinger	2003	$ 87,937		$16,438	(4)	$ 5,244	(5)	150
Executive Vice President	2002	$ 83,750		$20,768	(4)	$ 4,767	(5)	600
	2001	$ 78,750		$44,228	(4)	$ 0		500

(1)     Includes Director’s fees of $6,600, $7,500, and $7,100, for 2003, 2002, and 2001, respectively.

(2)     Includes Peoples National Bank’s ESOP contributions of $8,500, $9,452, and $7,000, for 2003, 2002, and 2001, respectively, and 401(k) plan contributions of $5,100, $4,167, and $3,969, for 2003, 2002, and 2001, respectively.

(3)     Includes Peoples National Bank’s contributions to Split Dollar Life Insurance premium payments of $1,504 for 2003, 2002, and 2001 and Supplemental Employee Retirement Plan contributions of $135,567, $123,987, and $100,000 for 2003, 2002, and 2001, respectively.

(4)     Includes Peoples National Bank’s ESOP contributions of $5,006, $6,068, and $4,139, for 2003, 2002, and 2001, respectively, and 401(k) plan contributions of $2,638, $2,512, and $2,484, for 2003, 2002, and 2001, respectively;

(5)     Includes Peoples National Bank’s contributions to a Supplemental Employee Retirement Plan of $5,244 and $4,767 for 2003 and 2002, respectively.

The aggregate cash compensation paid to the two Executive Officers of the Company and the Bank for services performed during 2003 was $275,831.

The Bank provides an automobile for its President & CEO in connection with the Bank’s business. The value of any resulting personal benefit, which is not directly related to job performance, is not included above.

The Bank has in effect a Directors’ and Officers’ liability insurance policy from the Fidelity and Deposit Company of Maryland to cover certain liabilities, losses, damages, and expenses that the Bank’s Directors and Officers may incur in such capacities. Annual premiums for this policy are $8,129.

The following Report of the Compensation Committee on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating this Policy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

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BOARD COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

This Report of the Compensation Committee covers the following topics:

°	Role of the Corporate Governance and Compensation Committee relative to the compensation program
°	Executive Compensation Guiding Principles
°	Components of the Compensation Program
°	Compensation of the Chief Executive Officer

ROLE OF THE CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE

The Committee is made up of four members of the Board of Directors. Three of them are not current or former employees of the Company. The Committee sets the overall compensation principles of the Company and reviews the entire program at least annually. This includes each element described below, the measurement used to make payments of awards under the Company’s incentive plans and the overall effectiveness of the program. The committee specifically reviews and establishes the individual compensation levels for the top four members of the senior leadership team, including the Chief Executive Officer. The committee has considered the advice of an independent outside consultant in determining the appropriateness and the level of compensation.

EXECUTIVE COMPENSATION GUIDING PRINCIPLES

Peoples National Bank has developed a compensation program that is intended to motivate and retain the key talent it needs to be a market leader in a highly competitive industry. The Committee and the Company’s leadership team developed this program to support the Company’s aggressive business strategy. The following principles guided the development of the program:

°

Compensation opportunity should be related to performance. That is, if Peoples National Bank’s and the individual’s performance are at the median of those companies with whom we compete for talent, then pay should also be at the median. Opportunity should increase proportionately if Peoples National Bank’s or the individual’s performance is above the median. On the other hand, if performance is at less than the median, any award payment will be at the Committee’s discretion.

°

Ownership of the Company’s shares should be pervasive throughout the Company with each individual having a number of opportunities to own Peoples Financial Services Corp. stock. To that end, stock options were granted to all eligible employees in May 1998. In May or June of each following year, stock option grants were made to key officers. The overall intent is to encourage each employee to be, and to behave like, an owner of the business.

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°

As described later in this report, our compensation programs are designed to balance short- and long-term financial objectives, build Shareholder value and reward for individual, team and corporate performance.

°

The proportion of total pay that is at risk against individual and Company performance objectives increase with the more senior positions. For example, in 2003, approximately 11% of the President’s total target pay opportunity was at risk against short- and long-term performance goals.

Survey data is compiled by an independent outside consultant to ensure that our total program is competitive. Compensation data includes 103 institutions, which includes 75 commercial banks or bank holding companies, 24 savings institutions, and 4 credit unions.

COMPONENTS OF THE COMPENSATION PROGRAM

The three components of the total compensation program are:

°	Base Salary
°	Short-Term Incentives
°	Long-Term Incentives

1. Base Salary

Base salaries for all Officers have been set at levels that are comparable to similar positions at other companies with whom we compare for compensation purposes.

2. Short-Term Incentives

The annual bonus component of incentive compensation is designed to align executive pay with short-term (annual) performance of the Company.

In 2003, the annual bonus opportunity was based on the goals and objectives set forth in the strategic plan. Distribution of bonuses was based on job position and performance ratings.

3.     Long-Term Incentives:

The Bank has an employee stock ownership plan covering substantially all employees. Contributions to the plan are at the discretion of the Board of Directors. Employer contributions are allocated to participant accounts based on their percentage of total base and short-term incentive compensation for the plan year.

The Bank also maintains a profit sharing plan under the provisions of Section 401(k) of the Internal Revenue Code. The plan covers substantially all Employees who have completed one year of service. Contributions to the plan by the Bank equal 50% of the employee contribution up to a maximum of 6% of annual salary.

On May 1, 1998, the company made a grant of stock options to substantially all employees. These options have an exercise price of $14.80 (price adjusted to reflect the Company’s five for two stock split in September 1998 and three for two stock split in May 2003). The option vests after five years of service and will expire 10 years from the date of the grant. For 1999, 2000, 2001 and 2002, stock option grants were made to key officers. The exercise price of these grants are $17.00, $18.33, $16.50, and $18.00, respectively. These option grants have an expiration date of 10 years from the date of the grant. In 2003, stock option grants were made to key officers with an exercise price of $27.50. These options vest after five years and will expire 10 years from the date of the grant.

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COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

In fiscal 2003, the Company’s most highly compensated Officer was John W. Ord, CEO and President. In 2003, Mr. Ord’s total compensation included 47% in base salary, 7% in short-term incentive, and 46% in long-term compensation.

The guidelines and factors considered by the Committee in determining compensation include corporate profitability measured by return on assets, stock prices, asset quality, loan loss reserve levels, market share, regulatory capital strength, cost control, and regulatory examination. The Committee based compensation on the fact that the company performed well in a time when the market conditions were very challenging. The company maintained its competitive position .

Base Salary:

The Committee increased Mr. Ord's base salary from $146,400 in 2002 to $156,600 in 2003 and Mrs. Dissinger's from $83,750 in 2002 to $87,937 in 2003. Mr. Ord's base pay includes Director's fees.

Short-Term Incentives:

The Committee assessed Mr. Ord’s and Mrs. Dissinger’s performance in determining their short-term incentive awards. The goals and objectives set forth in the strategic plan were achieved through their leadership efforts therefore they were awarded bonuses of $22,500 and $8,794, respectively.

Long-Term Incentives:

The Bank has an employee stock ownership plan covering substantially all Employees. Contributions to the plan are at the discretion of the Board of Directors. Employer contributions are allocated to participant accounts based on their percentage of total base and short-term incentive compensation for the plan year. $8,500 was contributed to Mr. Ord’s account and $5,006 to Mrs. Dissinger’s account for the year-ending 2003.

The Bank also maintains a profit sharing plan under the provisions of Section 401(k) of the Internal Revenue Code. The plan covers substantially all Employees who have completed one year of service. Contributions to the plan by the Bank equal 50% of the employee contribution up to a maximum of 6% of annual salary. Mr. Ord received $5,100 and Mrs. Dissinger received $2,638 in employer contributions in 2003.

Peoples National Bank maintains an excess benefit plan for Mr. Ord and Mrs. Dissinger. Under this plan, which is a non-qualified plan, they will receive a supplemental payment in order to provide them with an annual retirement benefit.

The Company made a grant of stock options to key management. Grants for 2003 were made June 3, 2003. These options have an exercise price of $27.50. The options will vest in five years and expire 10 years from the date of the grant. A total of 250 shares were granted to Mr. Ord and 150 shares to Mrs. Dissinger under the 2003 Stock Option Plan.

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OPTION GRANTS IN LAST FISCAL YEAR

	INDIVIDUAL GRANTS ---------------------------------------------------------------------------------------------------------------------------
NAME ------------	NUMBER OF SHARES UNDERLYING OPTIONS GRANTED (#) ----------------------	% OF TOTAL OPTIONS GRANTED TO EMPLOYEES -------------------------	EXERCISE PRICE ($/SH) --------------------	EXPIRATION DATE -------------------------	GRANT DATE PRESENT VALUE ($) ----------------
John W. Ord	250	12.50%	$27.50	6/3/2013	*$847.50
Debra E. Dissinger	150	7.50%	$27.50	6/3/2013	*$508.50

Mr.     Ord has an aggregate amount of stock option grants of 5,125 shares that have a grant date present value of *$12,222.50. Mrs. Dissinger has an aggregate amount of stock options of 3,937 shares that have a grant date present value of *$9,346.

*Black-Scholes Option Pricing Method

EQUITY COMPENSATION PLANS

The following table discloses the number of outstanding options, warrants and rights granted by the corporation to participants in equity compensation plans, as well as the number of securities remaining available for future issuance under these plans. The table provides this information separately for equity compensation plans that have and have not been approved by security holders.

	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by	74,127	$ 17.38	*113,373
stockholders
Equity compensation plans not approved by	0	0	0
stockholders
Total	74,127	$ 17.38	113,373

* Securities for future issuance are not registered and are issued at the discretion of the Board of Directors on an annual basis.

RETIREMENT PLANS

Employee Stock Ownership Plan The Company maintains an Employee Stock Ownership Plan (the “ESOP”) that was established as of January 1, 1983. The purpose of the ESOP is to promote in Employees the strongest interest in the successful operation of the Company’s business and loyalty to the organization, in addition to increasing efficiency in their work. The ESOP also provides the Employees with an opportunity to share in the prosperity of the Company’s business by means of stock ownership.

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In general, each employee of the Bank who has attained the age of 21 years is eligible to participate in the ESOP, provided he or she has been employed for at least one year and is credited with at least 500 hours of service. Contributions to the plan are at the discretion of the Board of Directors. Employer contributions are allocated to participant accounts based on their percentage of total compensation for the plan year. Shares of Company stock owned by the plan are included in the earnings per share calculation, and dividends on these shares are deducted from undivided profits. During 2003, contributions to the plan charged to operations were $132,947. Under the terms of the ESOP, the Trustee (Benefit Plans Administrators) must invest assets primarily in Common Stock of the Company.

Under the ESOP, employee-participants are entitled to voting rights attributable to stock allocated to their accounts.

Effective August 1, 1994, the Bank maintains a profit sharing plan under the provisions of Section 401(k) of the Internal Revenue Code. The plan covers substantially all employees who have completed one year of service. Contributions to the plan by the Bank equal 50% of the employee contribution up to a maximum of 6% of annual salary. During 2003, employer contributions to the plan charged to operations were $59,856.

PERFORMANCE GRAPH

The following graph and table compare the cumulative total shareholder return on the Corporation’s Common Stock during the period of December 31, 1998, through and including December 31, 2003, with the S&P 500 Index and the NASDAQ Bank Index. The comparison assumes $100 was invested on December 31, 1998, in the Corporation’s Common Stock and in each of the indices below and assumes further the reinvestment of dividends into the applicable securities. The shareholder return shown on the graph and table below is not necessarily indicative of future performance.

	1998	1999	2000	2001	2002	2003
Peoples Financial Services Corp.	$ 100	$ 110	$ 92	$ 105	$ 117	$ 198
NASDAQ - Bank Index	$ 100	$ 92	$ 106	$ 116	$ 121	$ 158
S&P 500 Index	$ 100	$ 120	$ 107	$ 93	$ 72	$ 90

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EXECUTIVE EMPLOYMENT AGREEMENTS

In February 1997, the Company entered into an employment agreement with John W. Ord, President and Chief Executive Officer of the Company. The agreement is for an initial three-year term and is renewed annually for a three-year term unless notice of nonrenewal is given by either party in which case the agreement will expire at the end of the existing term.

The agreement provides for a base salary of a minimum of $100,000 per year and for such incentive bonuses as may be awarded to the Executive under any incentive compensation plan which may be in effect or otherwise in the discretion of the Board of Directors. If the Executive‘s employment is terminated without “cause” (as defined in the agreement) or the Executive terminates his employment for “good reason” (as defined in the agreement) following a “change in control” of the Company, the Executive becomes entitled to severance benefits under the agreement. “Good reason” includes a reduction in title, responsibilities, or authority, a reassignment, which requires the Executive to move his principal residence, a reduction in salary, or a failure to provide the Executive with comparable benefits following a “change in control.” If any such termination occurs following a “change in control,” the Executive will be entitled generally to a lump-sum payment equal to 2.99 times his average annual compensation for the five years preceding the year of termination. In the event that the Executive’s employment is terminated by the Company without “cause” in the absence of a “change in control,” the Executive will be entitled generally to a lump-sum payment equal to 2.0 times the sum of his highest annual compensation in the prior three years plus certain pension and welfare benefits received in the relevant year.

Mr. Ord’s agreement contains provisions restricting his ability to compete with the Company under certain circumstances following termination of his employment.

In February 1997, the Company also entered into a severance agreement with Debra E. Dissinger, Executive Vice President of the Company, which provides for certain severance benefits in the event Mrs. Dissinger‘s employment is terminated or she resigns for specified reasons following a “change in control” of the Company. Under this agreement, Mrs. Dissinger would be entitled generally to a severance benefit equal to 2.0 times her average annual compensation for the five years preceding the year of termination. No benefits are payable under this agreement in the event Mrs. Dissinger’s employment is terminated for “cause” or in the event her employment is terminated for any reason prior to a “change in control.” The specified reasons for termination under this agreement is substantially similar to the events of “good reason” contained in Mr. Ord’s agreement.

RELATIONSHIPS AND OTHER RELATED TRANSACTIONS

Some of the Directors and Officers of the Company, and the companies with which they are associated, are customers of, and during 2003 had banking transactions with, the Bank in the ordinary course of the Bank’s business, and intend to do so in the future. All loans and commitments to loan included in such transactions were made under substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the Bank’s Management, do not involve more than the normal risk of collection or present other unfavorable features.

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REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other company filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except to the extent the company specifically incorporates the report by reference therein.

The Company’s Board of Directors does not have an Audit Committee. The Audit Committee of the Bank performs the same functions as an Audit Committee of the Company. The members of the Bank’s Audit Committee are Richard S. Lochen, Jr., CPA, Gerald R. Pennay, and Jack M. Norris. The committee met four times during fiscal 2003. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings include, whenever appropriate, executive sessions with the Company’s independent auditors and with the Company’s internal management auditors, in each case without the presence of the Company’s management. In addition, the Committee reviewed major initiatives and programs aimed at strengthening the effectiveness of the Company’s internal control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls.

Audit Fees Audit fees billed to the Company by Beard Miller Company LLP during the Company’s 2003 fiscal year for the audit of the Company’s annual financial statements and the review of financial statements included in the Company’s quarterly reports on Form 10-Q totaled $37,800. Fees for all other non-audit services totaled $2,641, and tax-related services totaled $4,649.

Financial Information Systems Design and Implementation Fees The Company did not engage Beard Miller Company LLP to provide advice to the Company regarding financial information systems design and implementation during fiscal year ended December 31, 2003.

The Audit Committee of the Bank has reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2003, and discussed them with management and the Company’s independent accountants, Beard Miller Company LLP. The Audit Committee also has discussed with the independent accountants the matters required to be discussed by the US Statements of Auditing Standards No. 89 and 90. The Bank’s Audit Committee has received from the independent accountants the written disclosures and letter required by the US Independence Standards Board Standard No. 1, and the Audit Committee has discussed the accountants’ independence from the Company and management with the accountants. Based on the review and discussions, the Bank’s Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the fiscal year ended December 31, 2003, be included in the Company’s Annual Report and its Form 10K for that fiscal year.

Members of the Audit Committee:
Richard S. Lochen, Jr., CPA
Gerald R. Pennay
Jack M. Norris

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The responsibilities of the Board of Directors of Peoples Financial Services Corp. include oversight of the Company’s systems of internal control, preparation and presentation of financial reports and compliance with applicable laws, regulations and Company policies. Through this Charter, the Board delegates certain responsibilities to the Audit Committee to assist the Board in fulfilling

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their duties to the Company and the shareholders. The purpose of the Committee is to assist the Board in its oversight of:

•	the integrity of the Company's financial statements
•	the adequacy of the Company's system of internal controls
•	the Company's compliance with legal and regulatory requirements
•	the performance of the Company's independent auditors and of the Company's internal audit function
•	the qualifications and independence of the Company's independent auditors

Authority The Committee shall be given the resources and assistance necessary to carry out its responsibilities, including unrestricted access to Company personnel and documents and the Company’s independent auditors. The Committee shall also have authority, with notice to the Chairman of the Board, to engage outside legal, accounting and other advisors as it deems necessary.

Membership The Committee shall consist of three or more directors, who will be appointed annually and will be subject to removal at any time by the Board of Directors. All members shall meet the independence requirements as defined in the Nasdaq listing standards. All members shall be financially literate, having a basic understanding of financial controls and reporting. Richard Lochen, CPA, qualifies as an audit committee financial expert by means of having held a position in a firm where he had experience preparing, auditing, analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Bank’s financial statements. He has an understanding of internal controls over financial reporting, an understanding of Audit Committee functions, and has experience as a public accountant and auditor. Designating Mr. Lochen as Audit Committee financial expert pursuant to Item 401 does not impose any duties, obligations, or liabilities that are greater than the duties, obligations and liability imposed on other members of the Audit Committee or members of the Board of Directors. No member of the Audit Committee shall receive any compensation from the Company other than his or her Directors’ fees and benefits.

Procedures The Committee shall meet at least four times a year and may call special meetings as required. The Chair of the Committee or the Chairman of the Board may call meetings. The presence in person or by telephone of three members shall constitute a quorum. The results of the meetings will be reported regularly to the full board.

Responsibilities The Committee shall monitor the actions of management as follows:

•	the Committee shall monitor the preparation of the Company’s quarterly and annual financial reports;
•	the Committee shall bear primary responsibility for overseeing the Company’s relationship with its independent auditors; and
•	the Committee shall have the responsibility for determining that the Management Audit and Compliance Department is effectively discharging its responsibilities.

DIRECTORS AND EXECUTIVE OFFICERS

The Company’s Board of Directors presently consists of seven members. The Company’s Board of Directors is divided into three classes, one-third (as nearly equal in number as possible) of who are elected annually to serve for a term of three years.

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The following information is set forth in the table entitled “Company’s Board of Directors”:

•	name,
•	age,
•	term of office
•	the principal occupations of such individuals during the past five years.

The executive officers are appointed to their respective offices annually. All directors of the Company also serve as directors of Peoples National Bank. Unless otherwise indicated, the principal occupation listed for a person has been the person’s occupation for at least the past five years. Because a majority of persons listed served as officers or directors of Peoples National Bank prior to the formation of the Company in 1986, the table indicates the earliest year a person became an Officer or Director for Peoples National Bank or the Company.

COMPANY’S BOARD OF DIRECTORS

Name	Age	Position on Board	Year Elected	Year Term Expires	Occupation
Gerald R. Pennay	68	Chairman	1985	2004	Owner, Gerald R. Pennay
					& Sons Auctioneer
John W. Ord	63	President & CEO	1969	2006	President/Peoples National
					Bank
Thomas F. Chamberlain	55	Director	1994	2004	Nationwide Insurance Agent
Jack M. Norris	70	Director	1985	2005	Retired Owner, B.K. Norris
					Distributors (Beverage)
George H. Stover, Jr.	57	Director	1992	2005	Real Estate Appraiser
Russell D. Shurtleff	41	Director	2000	2006	Attorney at Law
Richard S. Lochen, Jr.	40	Director	2003	2004	Certified Public Accountant
Debra E. Dissinger	49	Secretary	N/A	N/A	EVP of Peoples National Bank

There are no family relationships among any of the Executive Officers or Directors of the Company. Executive Officers of Peoples National Bank are elected by the Board of Directors on an annual basis and serve at the discretion of the Board of Directors.

OTHER MATTERS

Management knows of no business other than as described previously that is planned to be brought before the Meeting. Should any other matters arise, however, the person named on the enclosed proxy will vote in accordance with the recommendation of the Board of Directors, or in the absence of such a recommendation, in accordance with his/her best judgment.

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EXHIBIT 1

COMPENSATION COMMITTEE CHARTER

I. Purpose

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Peoples National Bank (“PNB”) is to discharge the responsibilities of the Board relating to compensation of PNB’s executives and directors, to produce an annual report on executive compensation for inclusion in PNB’s proxy statement (in accordance with applicable rules and regulations), to provide general oversight of PNB’s compensation structure including equity compensation plans and benefits programs, to review and provide guidance on PNB’s Human Resource programs such as its talent review and leadership development and best place to work initiatives, and to perform specific duties and responsibilities set forth herein.

II. Membership

The Committee shall consist of at least three members, consisting entirely of independent directors, and shall designate one member as chairperson. For purposes hereof, an “independent” director is a director who is independent, as determined by the Board, within the meaning of applicable stock exchange listing standards. Additionally, members of the Committee must qualify as “non-employee directors” for purposes of Rule 16b-3 under the Securities and Exchange Act of 1934, as amended, and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code.

III. Meetings and Procedures

The Committee will meet as often as may be deemed necessary or appropriate, in its judgment, but in no event shall the Committee convene fewer than four times per year. The Committee may meet either in person or telephonically, and at such times and places as the Committee determines. The majority of the members of the Committee shall be present to constitute a quorum for the transaction of PNB’s business. The Committee shall report regularly to the full Board with respect to its activities. As a matter of practice, the Committee expects to discuss significant matters, as determined by the Committee, with the full Board prior to taking final action on such matters.

IV. Outside Advisors

The Committee will have the authority to retain at the expense of PNB such outside compensation consultants, counsel, and other experts and advisors as it determines is appropriate to assist it in the full performance of its functions, including sole authority to retain and terminate any compensation consultant used to assist the Committee in the evaluation of director, CEO or senior executive compensation, and to approve the consultant’s fees and other retention terms.

V. Duties and Responsibilities

1.	Evaluate Human Resources and Compensation Strategies. The Committee will oversee and evaluate PNB’s overall human resources and compensation structure, policies and programs, and assess whether these establish appropriate incentives and leadership development

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for management and other employees. The Committee will oversee the Company’s total rewards program in order to attract and retain key talent and promote PNB’s best place to work initiative.

2.	Monitor Leadership Development. The Committee will review the leadership development process for senior management positions and ensure that appropriate compensation, incentive and other programs are in place in order to promote such development.

3.	Set Executive Compensation. The Committee will review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer (the “CEO”) and other executive officers of PNB, evaluate the performance of the CEO and other executive officers in light of those goals and objectives and approve their annual compensation levels including salaries, bonuses, stock options, other stock incentive awards and long-term cash incentive awards based on this evaluation. In addition, the Committee may, in its discretion, review and act upon management proposals to designate key employees to receive stock options and stock or other bonuses.

4.	Approve Employment Agreements. The Committee will review and approve employment agreements and severance arrangements for the CEO and other executive officers, including change-in-control provision plans or agreements.

5.	External Reporting of Compensation Matters. The Committee will make an annual report on executive compensation in PNB’s’ proxy statement as required by the rules of the U.S. Securities and Exchange Commission (“SEC”).

6.	Oversight of Equity-Based and Incentive Compensation Plans. The Committee will supervise and administer PNB’s incentive compensation, stock option, stock appreciation rights, and service award programs and may approve, amend, modify, interpret or ratify the terms of, or terminate, any such plan to the extent that such action does not require stockholder approval; make recommendations to the Board with respect to incentive-compensation plans and equity-based plans as appropriate; provide for accelerated vesting of options, SARs and restricted stock, and determine the post-termination exercise periods for options and SARs, in connection with divestitures or otherwise; and delegate certain of such functions to the extent set forth in Section VI below.

7.	Oversight of Employee Benefit Plans. The Committee will monitor the effectiveness of non-equity based benefit plan offerings, in particular benefit plan offerings and perquisites pertaining to executives, and will review and approve any new material employee benefit plan or change to an existing plan that creates a material financial commitment by PNB. In its discretion, the Committee may otherwise approve, amend, modify, ratify or interpret the terms of, or terminate, any non-equity based benefit plan or delegate such authority to the extent set forth in Section VI below.

8.	Set Director Compensation. The Committee will review the compensation of directors for service on the Board and its committees and recommend to the Board the annual retainer and Chair fees and Board and Committee meeting fees.

9.	Monitor Director and Executive Stock Ownership. The Committee will monitor compliance by executive officers and directors with PNB’s stock ownership guidelines and periodically review such guidelines.

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10.	Perform Annual Evaluation. The Committee will annually evaluate the performance of the Committee and the adequacy of the Committee’s charter.

11.	General. The Committee will perform such other duties and responsibilities as are consistent with the purpose of the Committee and as the Board or the Committee deems appropriate.

VI. Delegations

The Committee may delegate any of the foregoing duties and responsibilities to a subcommittee of the Committee consisting of not less than two members of the Committee. In addition, the Committee may delegate to one or more individuals the administration of equity incentive or employee benefit plans, unless otherwise prohibited by law or applicable stock exchange rules. Any such delegation may be revoked by the Committee at any time.

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EXHIBIT 2

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I. Purpose

The purpose of the Nominating and Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Peoples National Bank (“PNB”) is:

1.	To identify individuals qualified to become Board members, consistent with criteria approved by the Board;

2.	To oversee the organization of the Board to discharge the Board’s duties and responsibilities properly and effectively;

3.	To ensure that proper attention is given, and effective responses are made, to shareowner concerns regarding corporate governance; and

4.	To perform such other duties and responsibilities as are enumerated in and consistent with this charter.

II. Membership and Procedures

1.	Membership and Appointment. The Committee shall consist of such members of the Board as shall be determined from time to time by the Board based on recommendations from the Committee, if any. The members of the Committee shall be appointed by the Board upon the recommendation of the Committee.

2.	Removal. The entire Committee or any individual Committee member may be removed from office with or without cause by the affirmative vote of a majority of the Board. Any Committee member may resign upon giving oral or written notice to the Chairman of the Board or the Corporate Secretary of the Board, which resignation shall be effective at the time such notice is given (unless the notice specifies a later time for the effectiveness of such resignation). If the resignation of a Committee member is effective at a future time, the Board may elect a successor to take office when the resignation becomes effective.

3.	Chairperson. A chairperson of the Committee (the “Chairperson”) may be designated by the Board based upon recommendations by the Committee, if any. In the absence of such designation, the members of the Committee may designate the Chairperson by majority vote of the full Committee membership. The Chairperson shall determine the agenda, the frequency and the length of meetings and shall have unlimited access to management and information. Such Chairperson shall establish such other rules as may from time to time be necessary and proper for the conduct of the business of the Committee. The Chairperson shall preside over any executive sessions of non-management or independent directors.

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4.	Secretary. The Committee may appoint a Secretary whose duties and responsibilities shall be to keep full and complete records of the proceedings of the Committee for the purposes of reporting Committee activities to the Board and to perform all other duties as may from time to time be assigned to him or her by the Committee, or otherwise at the direction of a Committee member. The Secretary need not be a director.

5.	Independence. Each member shall be independent within the meaning of any applicable law or stock exchange listing standard or rule, as determined by the Board.

6.	Authority to Retain Advisers. In the course of its duties, the Committee shall have sole authority, at PNB’s expense, to engage and terminate consultants or search firms, as the Committee deems advisable, to identify Director candidates, including the sole authority to approve the consultant or search firm’s fees and other retention terms.

7.	Evaluation. The Committee shall undertake an annual evaluation assessing its performance with respect to its purpose and its duties and tasks set forth in the charter, which evaluation shall be reported to the Board. In addition, the Committee shall lead the Board in an annual self-evaluation process, including the self-evaluation of each Board committee, and report its conclusions and any further recommendations to the Board.

III. Meeting and Procedures

The Committee shall convene at least four times each year. A majority of the Committee members shall be present to constitute a quorum for the transaction of the Committee’s business. The Committee shall report regularly to the full Board with respect to its activities.

IV. Roles and Responsibilities

The following shall be the common recurring duties and responsibilities of the Committee in carrying out its oversight functions. These duties and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law or stock exchange listing standard.

1.	Board of Directors and Board Committee Composition

(a)	Annually, the Committee shall assess the size and composition of the Board in light of the operating requirements of PNB and existing attitudes and trends.

(b)	The Committee shall develop membership qualifications for the Board of Directors and all Board committees.

(c)	The Committee shall monitor compliance with Board and Board committee membership criteria.

(d)	Annually, the Committee shall review and recommend Directors for continued service as required based on evolving needs of PNB and existing attitudes and trends.

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(e)	The Committee shall coordinate and assist management and the Board of Directors in recruiting new members to the Board.

(f)	Annually, the Committee and the Board shall evaluate the performance of the Chairman of the Board and CEO. To conduct this review, the chairpersons of this Committee and of the HR and Compensation Committee shall gather and consolidate input from all Directors in executive session and then, based on the factors set forth in PNB’s Corporate Governance Guidelines as well as such other factors as are deemed appropriate, such chairpersons shall present the results of the review to the Board and to the Chairman and CEO in a private feedback session.

(g)	The Committee shall investigate suggestions for candidates for membership on the Board, including shareowner nomination, and shall recommend prospective directors, as required, to provide an appropriate balance of knowledge, experience and capability on the Board.

2.	The Committee shall identify best practices and develop and recommend corporate governance principles applicable to PNB.

3.	The Committee shall review proposed changes to PNB’s charter or by-laws, or Board committee charters, and make recommendation to the Board.

4.	The Committee shall assess periodically and recommend action with respect to shareowner rights, plans, or other shareowner protections.

5.	The Committee shall recommend Board committee assignments.

6.	The Committee shall review and approve any employee director standing for election for outside for-profit boards of directors.

7.	The Committee shall review governance-related shareowner proposals and recommend Board responses.

8.	The Chairperson of the Committee shall receive communications directed to non-management directors.

9.	The Committee shall oversee the evaluation of the Board and management.

The Committee shall conduct a preliminary review of director independence and the financial literacy and expertise of Audit Committee members in order to assist the Board in its determinations relating to such matters.

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